UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2006

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends our Form 8-K, filed with the Securities and Exchange Commission on July 28, 2006, to amend and restate Item 9.01 in its entirety.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial statements for the Phoenix, Arizona property will be filed by amendment as soon as practicable, but not later than 71 days from July 31, 2006.

(b) Pro forma financial information.

Pro forma financial information for the Phoenix, Arizona property will be filed by amendment as soon as practicable, but not later than 71 days from July 31, 2006.

(d) Exhibits.

99.1	Press Release dated July 27, 2006 (incorporated by reference to Exhibit 99.1 in our Current Report on Form 8-K filed on July 28, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills
General Counsel and Assistant Secretary

Date: August 1, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 27, 2006 (incorporated by reference to Exhibit 99.1 in our Current Report on Form 8-K filed on July 28, 2006).